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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


     We consent to the reference to our firm under the captions "Summary Consolidated Financial Information," "Selected Consolidated Financial Information" and "Experts" and to the use of our report dated November 8, 1998, in Amendment No. 1 to the Registration Statement (Form F-3 No. 333-86609) and related Prospectus of Amdocs Limited for the registration of 20,700,000 shares of its ordinary shares.


St. Louis, Missouri                                        /s/ ERNST & YOUNG LLP

September 8, 1999